UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

Gulf Island Fabrication, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16225 Park Ten Place, Suite 280, Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

(713) 714-6100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) As previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2014, the Board of Directors (the “Board”) of Gulf Island Fabrication, Inc. (the “Company”) appointed each of Murray W. Burns, William E. “Bill” Chiles and Michael J. Keeffe to serve as a director of the Company, effective March 13, 2014.  On April 24, 2014, the Board of Directors reconstituted the Audit Committee and Compensation Committee of the Board of Directors as follows:

Audit Committee

Gregory J. Cotter (Chairman)
Michael A. Flick (Financial Expert)
John P. “Jack” Laborde
Christopher M. Harding
Michael J. Keefe

Compensation Committee

Michael A. Flick (Chairman)
William E. “Bill” Chiles
John P. “Jack” Laborde
Jerry D. Dumas, Sr.
Murray W. Burns.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Kirk J. Meche
Kirk J. Meche
President and Chief Executive Officer

Dated:	April 29, 2014